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                                                                EXHIBIT 10.13.2



                              THIRD AMENDMENT TO
                     CASH ADVANCE AND SECURITY AGREEMENT


    THIS THIRD AMENDMENT TO CASH ADVANCE AND SECURITY AGREEMENT (the "Amendment") is entered into this 28th of May, 1997 by and between Apollo International of Delaware, Inc., a Delaware corporation (the "Company") and Framan Company ("Framan").


                                  RECITALS:


    WHEREAS, the Company and Framan entered into a Cash Advance and Security Agreement on December 20th, 1996, and amendments thereto dated February 24, 1997 and May 19, 1997 (collectively, the "Agreement"), and both parties desire to further amend the Agreement; and

    WHEREAS, the Company and Framan desire to amend Sections 2 and 5 of the Agreement regarding Collateral, upon the terms and conditions stated below.

    NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

    1. RECITALS. The foregoing recitals are true and correct and are incorporated herein by reference and form a part of this Amendment.


    2. EFFECTIVE DATE. The provisions of this Amendment shall be retroactive and shall become effective as of the date of the Agreement which is December 20th, 1996 (the "Effective Date").

    3. CASH ADVANCES. The Company may also use Advances for the acquisition of equipment from time to time, which acquisitions shall be subject to the same procedures, terms and conditions set forth in the Agreement, including without limitation Sections 2,3 and 4 of the Agreement dealing with cash advances, negotiations of best price and repayment terms, respectively.

    4. COLLATERAL AND SECURITY INTEREST. Section 5 of the Agreement is hereby amended in its entirety as follows:

         "5.   COLLATERAL AND SECURITY INTEREST. The collateral for the
    Advances shall be the Company's parts inventory and equipment purchased by the Company with Advances (the "Collateral"). To secure the payment of the Advances and interest thereof (together, the "Liabilities"), the Company does hereby grant to

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    Framan Co. a security interest in each and all of the Collateral.  The
    Company shall grant Framan Co. access to the Company's books for the purposes of review with prior notice during normal business hours."

    5. AMENDMENT. Except as expressly modified and amended herein, the Agreement shall remain in full force and effect in accordance with its terms.

    6. COUNTERPARTS. This Amendment may be executed in multiple counterparts, each of which shall be an original and all of which shall be deemed one and the same instrument. Further, facsimile signatures hereon shall have the same legal force and effect as original signatures.

    IN WITNES WHEREOF, the parties hereto have executed this Amendment as of the date first written above.


                                       APOLLO INTERNATIONAL OF DELAWARE, INC.


                                       By: /s/ David W. Clarke
                                          -----------------------------------
                                          David W. Clarke, President



                                       FRAMAN COMPANY



                                       By: /s/ Frank Mancini
                                          ------------------------------------
                                          Frank Mancini